Supplement to
Fidelity's Targeted International Equity Funds®
December 29, 2012
Prospectus

The Board has approved closing Fidelity® Europe Capital Appreciation Fund effective after the close of business on July 19, 2013, as the Board and FMR are considering merging the fund.

The following information replaces similar information for Fidelity® Europe Capital Appreciation Fund found in the "Fund Summary" section under the heading "Investment Advisers" on page 16.

FMR is the fund's manager. FMR Co., Inc. (FMRC), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and other investment advisers serve as sub-advisers for the fund.

The following information replaces similar information for Fidelity Europe Capital Appreciation Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 16.

Risteard Hogan (portfolio manager) has managed the fund since March 2013.

The following information supplements information for Fidelity Europe Capital Appreciation Fund found in the "Fund Summary" section under the heading "Purchase and Sale of Shares" beginning on page 16.

The fund will be closed to new investors effective after the close of business on July 19, 2013. For more information, see the Additional Information about the Purchase and Sale of Shares section of the prospectus. Remember to keep shares in your fund position to be eligible to purchase additional shares of the fund.

The following information for Fidelity Europe Capital Appreciation Fund supplements information found in the "Shareholder Information" section on page 43.

Fidelity Europe Capital Appreciation Fund will be closed to new investors effective after the close of business on July 19, 2013.

The following information supplements information for Fidelity Europe Capital Appreciation Fund found in the "Shareholder Information" section under the heading "Buying Shares" beginning on page 44.

Effective after the close of business on July 19, 2013, new positions in the fund may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on July 19, 2013, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by July 19, 2013, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by July 19, 2013, 3) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since July 19, 2013, 4) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, and 5) by a portfolio manager of the fund. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 45.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces similar information found in the "Fund Management" section on page 49.

FMRC serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Fidelity® Canada Fund and Fidelity Emerging Markets Fund. FMRC may provide investment advisory services for Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund.

  FMR U.K., at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2011, FMR U.K. had approximately $13.4 billion in discretionary assets under management. Currently, FMR U.K. has day-to-day responsibility for choosing investments for Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Pacific Basin Fund. FMR U.K. is an affiliate of FMR.

The following information replaces the biographical information for Melissa Reilly found in the "Fund Management" section on page 50.

Risteard Hogan is portfolio manager of Fidelity Europe Capital Appreciation Fund, which he has managed since March 2013. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Hogan has worked as a research analyst and portfolio manager.

TIF-13-03  June 21, 2013
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